METALICO, INC.
EMPLOYEE INCENTIVE
STOCK OPTION AGREEMENT

     Metalico, Inc. (the “Company”), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company’s common stock, to provide the Grantee with an added incentive as an employee of the Company or of one or more of its subsidiaries, hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares optioned as specified below, during the term ending at midnight (prevailing local time at the Company’s principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to the provisions of the Metalico, Inc. 1997 Long-Term Incentive Plan and upon the following terms and conditions:

     1. Identifying Provisions: As used in this Option, the following terms shall have the following respective meanings:

(a) Grantee:
(b) Date of grant:
(c) Number of shares optioned:
(d) Option exercise price per share:
(e) Expiration date:

     2. Timing of Purchases: This Option vests monthly over 36 months and is exercisable ratably, over a period of 60 months from the date of grant subject to the provisions for termination and acceleration herein. Any part of the Option which is vested may be exercised until and including the expiration date of this Option whereupon the Option shall expire and may thereafter no longer be exercised.

     3. Restrictions on Exercise: The following additional provisions shall apply to the exercise of this Option:

     (i) Termination of Employment. Unless otherwise provided in a employment agreement with the Company or one of its subsidiaries, if the Grantee’s employment by the Company or any of its subsidiaries is terminated voluntarily by the Grantee for reason other than Grantee’s permanent and total disability, or by the Company or one of its subsidiaries for cause, only that portion of this Option exercisable at the time of such termination of employment may thereafter be exercised.

     (ii) Death of Grantee. Unless otherwise provided in an employment agreement with the Company or one of its subsidiaries, if the Grantee shall die during the term of this Option, the Grantee’s legal representative or representatives, or the person or persons entitled to do so under the Grantee’s last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the Grantee was entitled to exercise this Option in accordance with Section 2 hereof on the date of his death, and such right shall expire and this Option shall terminate one (1) year after the date of the Grantee’s death or on the expiration date of this Option, whichever date is sooner. In all other respects, this Option shall terminate upon such death.

     4. Non-Transferable: The Grantee may not transfer this Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee’s lifetime only by the Grantee or his guardian or legal representative.

     5. Adjustments and Corporate Reorganizations: If the outstanding shares of the class of this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company’s board of directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     6. Stock Options and Change in Control. The Company and Grantee hereby agree that if there is a Change in Control (as hereinafter defined) of the Company, then all of the Options and Grants then issued and outstanding to Grantee shall automatically and immediately become vested and exercisable (the “Vested Options”) . The date on which the Change in Control occurs shall be the “Vesting Date.” Grantee’s right to exercise the Vested Options shall expire on the third anniversary of the Vesting Date. For purposes of this § 6, a “Change of Control” shall mean the occurrence of: (a) the sale of all or substantially all of the capital stock of the Company owned by Carlos E. Agüero or his equivalent beneficial owner; (b) the resignation from the Board of Directors of Carlos E. Agüero unless caused by his death or disability; (c) the acquisition at any time by a “person” or “group” (as those terms are used in Sections 13(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (excluding, for this purpose, the Company or any subsidiary or any employee benefit plan of the Company or any subsidiary) of beneficial ownership (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company; (d) the termination of service as directors, for any reason other than death or disability from the board of directors of the Company (the “Board”), during any period of two (2) consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (e) approval by the stockholders of the Company of any merger or consolidation or statutory share exchange as a result of which the common stock of the Company shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned subsidiary of the Company) or liquidation of the Company or any sale or disposition of 50% or more of the assets or earning power of the Company except for a tax free distribution of any portion of the Company to its shareholders; or (f) approval by the stockholders of the Company of any merger or consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of the merger or consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation or statutory share exchange. “Change in Control” shall not include any reduction in ownership by the Company of a subsidiary of the Company or any other entity designated by the Board in which the Company owns at least a 50% interest (including, but not limited to, partnerships and joint ventures.)

     7. Exercise; Payment For and Delivery of Stock: This Option may be exercised by the Grantee or other person then entitled to exercise it by giving four (4) business days’ written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding

     8. Rights in Shares Before Issuance and Delivery: No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

     9. Requirements of Law and of Stock Exchanges: By accepting this Option, the Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution prior to the required holding period under the Internal Revenue Code for tax benefit incentive stock options.

     No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

     10. Restricted Stock Provisions: Shares of stock issued on exercise of this Option may not be sold or otherwise transferred or hypothecated so long as the stock is restricted. Any certificates evidencing shares of restricted stock may contain such legends as the Company may deem necessary or advisable to reflect and give effect to the restrictions imposed thereon hereunder.

     11. Notices: Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto or at such other address as the Grantee may hereafter designate in writing to the company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

     12. Laws Applicable to Construction: This option shall be treated as an “incentive stock option” under the Internal Revenue Code. This Agreement has been executed and delivered by the Company, a Delaware corporation, and this Agreement shall be construed and enforced in accordance with the laws of Delaware without reference to its provisions on conflicts of laws.

     IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.

METALICO, INC.
By:	Carlos E. Agüero
Title: President

ACCEPTED:

Name:

Date: